UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 15, 2002

CELLSTAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1730 Briercroft Court, Carrollton, Texas 75006
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 466-5000

Item 7.    Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Number	Description of Exhibit

99.1	Statement Under Oath of Principal Executive Officer dated as of October 15, 2002.

99.2	Statement Under Oath of Principal Financial Officer dated as of October 15, 2002.

Item 9.    Regulation FD Disclosure.

On October 15, 2002, each of the Principal Executive Officer, Terry S. Parker, and the Principal Financial Officer, Robert A. Kaiser, of CellStar Corporation submitted to the Securities and Exchange Commission sworn statements pursuant to the Securities and Exchange Commission order dated June 27, 2002, File No. 4-460.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CELLSTAR CORPORATION

By:	/s/ Elaine Flud Rodriguez

Name:	Elaine Flud Rodriguez

Title:	Sr. Vice President and General Counsel

Date:    October 15, 2002

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Statement Under Oath of Principal Executive Officer dated as of October 15, 2002.

99.2	Statement Under Oath of Principal Financial Officer dated as of October 15, 2002.

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